PATAPSCO BANCORP, INC.
                           INCENTIVE COMPENSATION PLAN

                               ___________________

                               BASIC PLAN DOCUMENT
                               ___________________

                             PATAPSCO BANCORP, INC.
                           INCENTIVE COMPENSATION PLAN
                           ___________________________

                               BASIC PLAN DOCUMENT
                           ___________________________
                                Table of Contents

                                                                            Page

ARTICLE I.    General Provisions                                             1

ARTICLE II.   Definitions                                                    1

ARTICLE III.  Eligibility and Participation                                  4

ARTICLE IV.   Benefits                                                       5

ARTICLE V.    Deferred Compensation                                          7

ARTICLE VI.   Plan Administration                                            8

ARTICLE VII.  Amendment and Termination                                      9

ARTICLE VIII. General Provisions                                             9

                             PATAPSCO BANCORP, INC.
                           INCENTIVE COMPENSATION PLAN

                               ___________________

                               BASIC PLAN DOCUMENT
                               ___________________


ARTICLE I. GENERAL PROVISIONS

     1.01 Purpose.  This Basic Plan Document and the Adoption Agreement executed
          -------
by the Employer together establish the Plan, which is being implemented and maintained for the purpose of providing select Directors, Key Employees, and Employees with incentive compensation in the form of Bonuses, Stock Options, and Restricted Stock in the event the Employer meets certain performance goals indicative of its profitability and stability in comparison to other financial institutions in its Peer Group.

     1.02  Construction.  The Employer intends that the Plan be an unfunded plan
           ------------
maintained primarily for the purpose of providing Incentive Awards, and that the Plan not constitute an "employee benefit plan" within the meaning of ERISA. Notwithstanding the foregoing, it is intended that Article V of the Plan shall be maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees within the meaning of
Section 201(2) of ERISA. The Plan shall be administered, construed, and interpreted in a manner consistent with the purpose and intent set forth in this Section.

     1.03 Effective Date. The Plan shall become effective on July 1, 1996.
          --------------

ARTICLE II.  DEFINITIONS

     Unless the context clearly  requires  otherwise,  the terms defined in this
Article II shall, for all purposes of this Plan, have the respective meanings specified in this Article II.

     2.01  "Adoption  Agreement"  means the Adoption  Agreement  executed by the
            -------------------
Employer.

     2.02 "Basic Plan Document"  means this Basic Plan Document  associated with
           -------------------
the Patapsco Bancorp, Inc. Incentive Compensation Plan.

     2.03   "Beneficiary"   means  the  person  or  persons   designated   as  a
             -----------
Participant's beneficiary or beneficiaries in accordance with Section 4.07 hereof or a Participant's deferred compensation agreement.

     2.04 "Board" means the Employer's Board of Directors.
           -----

     2.05 "Bonus Pool" has the meaning set forth in the Adoption Agreement.
           ----------

     2.06  "Bonuses"  mean cash  bonuses  payable to  Participants  pursuant  to
            -------
Section 4.01 hereof.

     2.07 "CAMEL Rating" means the most recent CAMEL rating given for its safety
           ------------
and soundness.

     2.08 "Cause" means personal dishonesty,  incompetence,  willful misconduct,
           -----
breach of duty involving personal profits, intentional failure to perform stated duties, willful violation of a material provision of any law, rule or regulation (other than traffic violations or similar offense), or a material violation of a final cease-and-desist order or any other action which results in a substantial financial loss to the Employer. A determination of "Cause" shall be made by the Committee within its sole discretion.

     2.09 "Change in Control" means (i) in the case of a stock institution,  the
           -----------------
acquisition of beneficial ownership of 25% or more of any Employer's outstanding voting stock, and (ii) in the case of a mutual institution, a change in the Board such that as the result of a merger or other business combination, the persons who were Directors at any time during the one-year period before the transaction cease to constitute a majority of the Board of the Employer or its successor.

     2.10 "Code" means the Internal  Revenue Code of 1986,  as amended from time
           ----
to time. References to a Code section shall include any comparable section or sections of future legislation that amends, supplements or supersedes such section.

     2.11 "Committee" means the committee  specified in the Adoption  Agreement.
           ---------
In the absence at any time of a duly appointed committee, the Plan shall be administered by those members of the Employer's Board who are "disinterested persons" within the meaning of Rule 16b-3.

     2.12  "Common  Stock"  means the common  stock  identified  in the Adoption
            -------------
Agreement.

     2.13  "Compensation"  means (i) in the case of an Employee,  the Employee's
            ------------
base salary for the Plan Year, as in effect on the last day of the Plan Year, and (ii) in the case of a Director who is not an Employee, the total fees that the Director receives for service on the Board during the Plan Year.

     2.14 "CRA"  means the  rating  that the  Employer  or its  primary  banking
           ---
subsidiary receives for compliance with the Community Reinvestment Act, as amended from time to time, and for any particular Plan Year shall mean the most recent CRA Rating as of the last day of the Plan Year.

     2.15 "Director" means any member of the Board.
           --------

     2.16 "Disability"  means a physical or mental condition that is expected to
           ----------
be of indefinite duration and to substantially impair the ability of a Participant to fulfill his duties to the Employer.

     2.17 "Eligible Director",  "Eligible Employee", and "Eligible Key Employee"
           ----------------     -------------------      -----------------------
shall have the meaning set forth in the Adoption Agreement.

     2.18 "Employee"  means any individual who performs service for any Employer
           --------
and who is treated as an employee for payroll tax purposes.

     2.19 "Employer" has the meaning set forth in the Adoption Agreement.
           --------

     2.20 "ERISA" means the Employee  Retirement Income Security Act of 1974, as
           -----
amended from time to time.

     2.21 "Factors" mean,  collectively,  the factors identified in the Adoption
           -------
Agreement as being determinant of the Bonus Pool. When used in the singular, Factor means any Factor identified in the Adoption Agreement.

     2.22 "Incentive  Awards" mean any benefits  provided pursuant to Article IV
           -----------------
hereof, as modified by the Adoption Agreement.

     2.23  "Market  Value" means the fair market value of a Share on the date of
            -------------
an Incentive Award, and shall be determined by the Committee in its discretion, provided that --

             (i) if the Common Stock is listed on a national securities exchange (including the Nasdaq National Market System or SmallCap Market), Market Value means the average of the highest and lowest selling prices on the exchange on the most recent date on which a sale occurred; and

             (ii) if the Common Stock is traded otherwise than on a national securities exchange but bid and asked prices are available, Market Value means the average of its bid and asked price on the most recent date on which there was a bid and asked price.

     2.24 "NPA Ratio" means  nonperforming  loans (loans over 90 days delinquent
           ---------
and real estate owned) as a percentage of the Employer's total assets as of the last day of the Plan Year, as determined by the Committee in accordance with generally accepted accounting principles.

     2.25  "Option" a stock  option  that is granted  pursuant  to Section  4.03
            ------
hereof.

     2.26 "Participant"  means an individual who has received an Incentive Award
           -----------
pursuant to Article IV hereof or has made a deferred compensation election pursuant to Article V hereof.

     2.27  "Participant  Determination  Date" has the  meaning  set forth in the
            --------------------------------
Adoption Agreement.

     2.28 "Peer Group" means the group of publicly-traded financial institutions
           ----------
identified in the Adoption Agreement.

     2.29 "Peer Group Adjustment Factor" means with respect to each Factor other
           ----------------------------
than the NPA Factor, the ratio of the median Factor for the Peer Group for the current Plan Year to the median Factor for the Peer Group for the immediately preceding Plan Year, and the converse of this ratio for the NPA Factor.

     2.30  "Plan"  means  the  Employer's   Incentive   Compensation   Plan,  as
            ----
established by the Employer's execution of the Adoption Agreement.

     2.31  "Restricted  Stock  Award"  means an award  pursuant to Section  4.02
            ------------------------
hereof.

     2.32 "ROAA" means return-on-average  assets, as determined by the Committee
           ----
(i) in accordance with generally accepted accounting principles, and (ii) on a pre-dividend, pre-loan loss reserve, and pre-Plan payment basis.

     2.33 "ROAE" means  return-on-average  equity as determined by the Committee
           ----
(i) in accordance with generally accepted accounting principles, and (ii) on a pre-dividend, pre-loan loss reserve, and pre-Plan payment basis.

     2.34  "Safety  and  Soundness  Factor"  has the  meaning  set  forth in the
            ------------------------------
Adoption Agreement.

     2.35 "Share" means one share of Common Stock.
           -----

     2.36 "Year of Service" means the number of full 12-month periods,  measured
           ---------------
from the date of an Incentive Award and each anniversary of that date during which a Participant has remained in the service of the Employer.

ARTICLE III. ELIGIBILITY AND PARTICIPATION

     The Committee shall make determinations of eligibility and participation in accordance with the Adoption Agreement. The Committee shall have the discretion, before a new Plan Year begins, to change (i) the employees participating in the Plan, and/or (ii) the formula for calculating the Bonus Pool.

ARTICLE IV. BENEFITS

     As soon as practicable after the end of the Plan Year, the Committee shall make the Incentive Awards provided for in this Article IV.

     4.01 Bonuses.  In  accordance  with the Adoption  Agreement,  the Committee
          -------
shall determine the Bonuses payable to Eligible Directors, Eligible Employees, and Eligible Key Employees, and shall promptly notify the Employer of the Bonuses to be paid to such individuals. Notwithstanding the foregoing, the Committee shall, except under extraordinary circumstances, proportionately reduce the Bonuses paid hereunder for the Plan Year to the extent necessary to ensure that the aggregate amount paid as Bonuses does not jeopardize the status of the Employer (or its primary banking subsidiary) as a well-capitalized institution.

     4.02  Restricted  Stock Award.  To the extent,  if any,  required under the
           -----------------------
Adoption Agreement, the Committee shall make Restricted Stock Awards to Eligible Directors and Eligible Key Employees, and shall promptly provide each recipient of an award with a notice thereof.

          (a) General Vesting Rule. The Shares subject to a Restricted Stock Award shall become vested and nonforfeitable according to the schedule set forth in the Adoption Agreement. The Employer shall deliver to the Committee all Shares subject to Restricted Stock Awards, and the Committee shall hold such Shares in escrow until they are transferred to Participants in accordance with this Section. In this regard, the relationship of the Committee to the Employer shall be that of agent to principal.

          (b) Exception for Change in Control or Termination due to Death or Disability. Notwithstanding the vesting schedule set forth in the Adoption Agreement, all Shares subject to a Participant's Restricted Stock Award shall become fully (100%) vested upon the date of a Change in Control, or the Participant's termination of service with the Employer due to his death or Disability. Such Shares shall be transferred to the Participant (or, in the event of his death, his Beneficiary) as soon as practicable after the event that accelerates vesting hereunder.

          (c) Accrual of Dividends. Whenever the Committee transfers Shares to a Participant or Beneficiary under this Section, such Participant or Beneficiary shall also be entitled to receive, with respect to each Share transferred, both an amount equal to any cash dividends declared and paid between the date the relevant Restricted Stock Award was initially granted to the Participant and the date the Shares are being transferred. The Participant shall also receive the net earnings, if any, that are attributable to any cash dividends so paid out.

          (d) Timing of Distributions. The Committee shall transfer the Shares subject to a Restricted Stock Award to the Participant or his Beneficiary, as the case may be, as soon as practicable after the later of (i) the date they have become fully vested and nonforfeitable, or (ii) the date of distribution that the Participant elects in writing on a form and in a manner that is both acceptable to the Committee and delivered to the Committee within the 30-day period after the Participant receives the Restricted Stock Award covering such Shares. Any election that a Participant makes hereunder shall be irrevocable.

          (e) Form of Distribution. Whenever a Participant becomes entitled to receive Shares in accordance herewith, the Committee shall transfer such Shares, together with any Shares representing stock dividends, in the form of Common Stock. One Share of Common Stock shall be given for each Share earned. Payments representing cash dividends (and earnings thereon) shall be made in cash.

          (f) Voting of Shares held in Escrow. After a Restricted Stock Award has been granted hereunder, the Committee shall vote the Shares subject thereto in the manner directed by the Board, and otherwise in the manner determined by the Committee in its sole discretion.

     4.03 Stock  Options.  To the extent,  if any,  required  under the Adoption
          --------------
Agreement, the Committee shall grant Options to Eligible Directors and Eligible Key Employees, and shall promptly provide each recipient of an Option with a stock option agreement specifying the terms and conditions of the Option; provided that each Option shall have an exercise price per Share equal to its Market Value on the date of the grant, shall become exercisable in accordance with the schedule set forth in the Adoption Agreement, and shall expire on the earlier of ten years after the date of its grant, and --

          (a) two years after a Participant's service with the Employer terminates due to his death;

          (b) immediately upon the Participant's termination of service for Cause;

          (c) three months after a Participant's service with the Employer terminates for a reason other than death or Cause.

     Notwithstanding the provision of any Option which provides for its exercise in installments, all Options outstanding on the date of a Change in Control shall become immediately exercisable.

     4.04 Revocation for Cause. Notwithstanding anything herein to the contrary,
          --------------------
if the Participant is discharged from service with the Employer for Cause or is discovered after termination of service to have engaged in conduct that would have justified termination for Cause, the Committee may immediately revoke, rescind, and terminate any Incentive Award made under this Plan to the extent a Participant has not collected a Bonus, exercised an Option, or received Shares upon the vesting of a Restricted Stock Award.

     4.05 Duty of the Committee.  The Committee shall have no  responsibility to
          ---------------------
Participants other than (i) to inform the Employer, as soon as practicable after the end of each Plan Year, in writing, as to the Bonuses to be provided, (ii) to provide Eligible Directors and Eligible Key Employees with stock option agreements and Restricted Stock Awards, and (iii) to follow such reasonable directions as the Employer shall make as to the provision of such Incentive Awards to Participants.

     4.06 Minority,  Disability, or Incompetency. If any Incentive Award becomes
          --------------------------------------
payable or transferable under this Plan to a minor, to a person under legal disability or to a person not adjudicated incompetent but who the Committee in its discretion determines to be incapable by reason of illness or mental or physical disability of managing his financial affairs, the Committee may direct that such Incentive Award be paid or transferred to the legal representative or custodian of such person or to any relative or friend of such person, or that such amount be paid directly for such person's support and maintenance. Payments so made in good faith shall completely discharge the Committee and the Employer of any and all obligations and liabilities with respect to such Incentive Awards.

     4.07 Designation of Beneficiary.  A Participant may file with the Committee
          --------------------------
a written designation of a Beneficiary who is to receive his or her vested benefits in the event of the Participant's death prior to his or her collection of said benefits. Such designation of Beneficiary may be changed at any time by written notice to the Committee. The designation last filed with the Committee shall be controlling. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of the Participant's death, the Participant's estate shall be deemed to be the Beneficiary for purposes of this Plan.

     4.08  Source  of  Benefits.  To the  extent  required  under  the  Adoption
           --------------------
Agreement, the Employer shall pay Bonuses out of its general assets, provided that the Board may in its discretion establish and fund a grantor trust meeting the requirements of Revenue Procedure 92-64, as amended or revised from time to time. Nothing contained in the Plan itself shall constitute, or be treated as, a trust or create any fiduciary relationship (other than the Committee's retention of Shares in escrow pursuant to Section 4.02) . Except to the extent provided in
Section 4.02 the Employer, shall be under any obligation to segregate any assets for the purpose of providing Incentive Awards, and no person or entity which is entitled to payment under the terms of the Plan shall have any claim, right, security interest, or other interest in any fund, trust, account, insurance contract, or asset of the Employer. To the extent that a Participant or any other person acquires a right to receive any Benefit under the Plan, such right shall be limited to that of a recipient of an unfunded, unsecured promise to pay amounts in the future and the Participant's (or other person's) position with respect to such amounts shall be that of a general unsecured creditor.

     4.09 Shares Subject to the Plan.  Except as otherwise  required  hereunder,
          --------------------------
the aggregate number of Shares deliverable to Participants pursuant to the Plan shall not exceed the number of Shares designated in the Adoption Agreement. Such Shares may either be authorized but unissued Shares or Shares held in treasury. The number and kind of shares which may be purchased or issued under the Plan, and the number and kind of shares subject to outstanding Incentive Awards, shall be equitably adjusted for any increase, decrease, change, or exchange of Shares for a different number or kind of shares or other securities of the Company or another company which results from a merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed (including a transaction in which the Employer is not the surviving entity). In addition, the Committee shall have the discretionary authority to impose on the Shares subject to Incentive Awards such restrictions as the Committee may deem appropriate or desirable, including but not limited to a right of first refusal, or repurchase option, or both of these restrictions.

     If an Option should expire, become unexercisable or be forfeited for any reason without having been exercised in full, or if a Restricted Stock Award should be forfeited for any reason, the Shares subject to such Options or Restricted Stock Award shall, unless the Plan shall have been terminated, be available for the grant of additional Options or Restricted Share Awards under the Plan.

ARTICLE V.  DEFERRED COMPENSATION

     This Article of the Plan establishes a deferred compensation program for Participants, subject to the terms and conditions provided in this Basic Plan Document and in the Adoption Agreement. In addition, the terms and conditions of the Deferred Compensation Agreement attached as Exhibit "A" are incorporated herein by reference, and may not be changed except through affirmative Board action in accordance with Article VII hereof.

     5.01 Deferred  Compensation Amounts. A Participant who has elected to defer
          ------------------------------
the receipt of fees otherwise payable to him may not elect to defer any additional fees payable to him on or after August 15, 2001. All of the Participant's previous deferred amounts have been credited by the Employer to a bookkeeping account ("Deferral Account") in the name of the Participant and adjusted with the appreciation or depreciation that would have occurred if the Deferral Account had been invested in the manner that the Participant selected in his deferred compensation agreement with the Employer. Effective as of August 15, 2001, a Participant may elect that amounts credited to his Deferral Account shall be converted into the right to receive a fixed number (rounded to the nearest whole number) of Shares of Common Stock based upon the most recent sale price of the Shares occurring prior to August 15, 2001. In no event, however, will dividends on any such Shares be credited to the Participant's Deferral Account. Alternatively, a Participant may elect that (a) a percentage (less than 100%) of his Deferral Account shall be converted into the right to receive a fixed number of Shares of Common Stock based upon the most recent sale price of the Shares occurring prior to August 15, 2001, and (b) the remaining percentage of the value of his Account, as of August 15, 2001, shall be transferred to the Patapsco Cash Deferred Compensation Plan.

     Shares of Common Stock that are credited to the Participant's Deferred Account shall be proportionately adjusted for any increase, decrease or exchange of shares for a different number or kind of shares or other securities of the Employer which results from a merger, consolidation, recapitalization, reorganization, reclassification, split-up, combination of shares, or similar event in which the number or kind of shares is changed without the receipt or payment of consideration by the Employer.

     "5.02 Distributions to Participants. A Participant's Deferral Account shall
           -----------------------------
be paid, in whole shares of Employer common stock, in accordance with those terms set forth in his deferred compensation agreement which are applicable to the deferred amounts. If a Participant should die before receiving all deferred compensation benefits payable under this Article, then such remaining payments shall be made to the Participant's Beneficiary."

     5.03 Agreements.  Deferred compensation agreements made prior to August 15,
          ----------
2001, shall be irrevocable with respect to the timing and form of distribution (i.e., lump sum or installment payments) of amounts deferred pursuant thereto, except that (a) a Participant may at any time and from time to time change the Beneficiary designated therein, and (b) a Participant may make a one-time election in accordance with Section 5.01, not later than August 31, 2001, to (1) convert the value of his Deferral Account, as of August 15, 2001, into the right to receive a fixed number of Shares of Common Stock or (2) convert a percentage of the value of his Deferral Account, as of

August 15, 2001, into the right to receive a fixed number of Shares of Common Stock and to transfer the value of the remaining percentage of his Deferral Account to the Patapsco Cash Deferred Compensation Plan. The Employer and each Participant who has previously elected to defer amounts under the Plan shall enter into a new deferred compensation agreement to reflect the provisions of this 2001 Amendment to the Plan.

ARTICLE VI.  PLAN ADMINISTRATION

     6.01 The Committee.  In its sole and absolute discretion,  which discretion
          -------------
when exercised shall be final and binding on all parties affected thereby, the Committee shall have the authority and the responsibility to control the administration and operation of the Plan in accordance with its terms including, without limiting the generality of the foregoing, the powers and duties: (i) to interpret, apply, and administer the Plan, to decide all questions of eligibility, participation, status, benefits, and rights of Participants and Beneficiaries under the Plan; (ii) to establish and amend such rules and procedures as it deems necessary or appropriate to the proper administration of the Plan; (iii) to employ or retain such agents as it deems necessary or advisable to assist in the administration of the Plan, and to delegate to the extent permitted by applicable law such powers and duties as it deems necessary or advisable, (iv) to prepare and file all statements, returns, and reports required to be filed by the Plan with any agency of government; (v) to comply with all requirements of applicable state and federal law including applicable securities, labor, and tax law; and (vi) to perform all functions otherwise assigned to it under the terms of the Plan.

     6.02 Claims Procedure. Claims for Benefits under the Plan shall be filed in
          ----------------
writing with the Committee. Written notice of the Committee's disposition of a claim generally shall be furnished to the claimant within 60 days after the application therefor is filed. However, if special circumstances exist of which the Committee notifies the claimant within such 60 day period, the Committee may extend such period to the extent necessary, but in no event beyond 180 days after the claim is filed. In the event the claim is denied, the reasons for the denial shall be specifically set forth in writing, pertinent provisions of the Plan shall be cited and, where appropriate, an explanation as to how the claimant can perfect the claim will be provided. Any claimant who has been denied a Benefit shall be entitled, upon request to the Committee, to appeal the denial of his claim within 60 days following the Committee's determination described in the preceding sentence. Upon such appeal, the claimant, or his representative, shall be entitled to examine pertinent documents, submit issues and comments in writing to the Committee, and meet with the Committee. The Committee shall review its decision and issue a final decision to the claimant in writing, generally within 60 days following such appeal. However, if special circumstances exist of which the Committee notifies the claimant within such 60 day period, the Committee may extend such period to the extent necessary, but in no event beyond 120 days following such appeal.

ARTICLE VII. AMENDMENT AND TERMINATION

     The Employer, acting by its Board, reserves the right at any time to terminate or amend the Plan in any manner and for any reason; provided, that no amendment or termination shall, without the consent of the Participant or, if applicable, the Beneficiary, either (i) adversely affect such Participant's or Beneficiary's rights with respect to Benefits accrued as of the date of such amendment or termination, or (ii) suspend or terminate the Plan during a Plan Year without providing for both advance written notice to Participants and the payment of Benefits for the portion of the Plan Year during which the Plan was in effect.

ARTICLE VIII. GENERAL PROVISIONS

     8.01 Prohibition Against  Alienation.  Benefits payable to a Participant or
          -------------------------------
Beneficiary under the terms of this Plan shall not be subject in any manner to alienation, anticipation, sale, transfer, assignment, pledge, hypothecation, attachment, receivership, or encumbrance of any kind, nor shall it pass to any trustee in bankruptcy or be reached or applied by any legal process for the payment of any obligations of the Participant or Beneficiary, except at such times and in such manner as provided in this Plan.

     8.02 No Enlargement of Employment  Rights.  Nothing  contained in this Plan
          ------------------------------------
shall give or be construed as giving any Employee or Director the right to be retained in the service of any Employer, or shall interfere with the right of any Employer to discharge or otherwise terminate any Employee's or Director's service at any time.

     8.03 Gender.  Whenever any masculine  terminology  is used in this Plan, it
          ------
shall be taken to include the feminine, unless the context otherwise indicates.

     8.04  Applicable  Law. This Plan shall be construed and regulated,  and its
           ---------------
validity and effect and the rights hereunder of all parties interested shall at all times be determined, in accordance with the laws of the State of Maryland, except to the extent such state law is preempted by federal law.

     8.05  Titles and  Headings.  The titles and  headings  included  herein are
           --------------------
included for convenience only and shall not be construed as in any way affecting or modifying the text of this Plan, which text shall control.

     8.06  Withholding.  The Committee  and each  Employer  reserve the right to
           -----------
withhold from payments of Bonuses and other Incentive Awards such amounts of income, payroll, and other taxes as it deems advisable or required, and if the amount of such cash payment is not sufficient, the Committee or any Employer may require that the Participant or Beneficiary pay the amount required to be withheld as a condition of delivering Bonuses or other Incentive Awards.

     8.07  Stockholder  Approval.  The  effectiveness  of  this  Plan  shall  be
           ---------------------
contingent on its approval by the favorable vote of the holders of the Common Stock, only to the extent required under federal or state law or the Adoption Agreement. Any Incentive Awards made prior to the receipt of such approval shall be contingent thereon. Section 4.01 and Article V of the Plan shall be effective whether or not the Plan receives stockholder approval.

                                                                     Exhibit "A"

                             PATAPSCO BANCORP, INC.
                           INCENTIVE COMPENSATION PLAN
                         _______________________________

                         DEFERRED COMPENSATION AGREEMENT
                         _______________________________

     AGREEMENT,   made  this  ____  day  of  ________,   199_,  by  and  between
_______________   (the   "Participant"),   and  Patapsco   Bancorp,   Inc.  (the
"Employer").

     WHEREAS, Patapsco Bancorp, Inc. has established the Patapsco Bancorp, Inc. Incentive Compensation Plan (the "Plan"), and the Participant is eligible to make a deferred compensation election pursuant to Article V of said Plan;

     NOW THEREFORE, it is mutually agreed as follows:

     1. The Participant, by the execution hereof, agrees to participate in the Plan upon the terms and conditions set forth therein, and, in accordance therewith, makes the following elections:

          a. The amount of fees/compensation which the Participant hereby elects to defer is ______ percent (____%) of the amount otherwise earned from the date of this Agreement forward.

          b. Until distributed to the Participant, the amounts deferred pursuant hereto shall appreciate or depreciate for each Plan Year as though they were invested as follows:

                  ___% in a fund having the highest interest rate which the Company pays on certificates of deposit having a term of one year.

                  ___% in a fund invested in common stock of Patapsco Bancorp, Inc.

          c. The amounts deferred and any related accumulated income on such deferrals shall be distributed, in cash, beginning on the first day of the month following the Participant's _____ termination of service with the Employer,* ______ attainment of age ______, OR ______ the later to occur of these events.

          d. The Participant hereby elects to have the amount deferred hereunder and any earnings attributable thereto be distributed as follows: _____ one lump sum, OR _____ substantially equal annual (____ monthly) payments over a period of ______ years.


--------
* The Participant shall be treated as having terminated service upon ending all duties and positions with the Employer (including those of an honorary director).

     2. The Participant hereby designates _______________________ to be his or her beneficiary and to receive the balance of any unpaid deferred compensation and related earnings.

     3. With respect to amounts deferred while this Agreement is in effect, the elections made hereunder shall be irrevocable, except that a Participant may at any time and from time to time prospectively change (i) the investment election made in paragraph 1.b. hereof, and (ii) the beneficiary designation made in paragraph 2 hereof. A Participant may at any time file a new agreement that supersedes this Agreement with respect to amounts earned from the date of the superseding agreement forward.

     4. The Employer agrees to make payment of the amount due the Participant in accordance with the terms of the Plan and the elections made by the Participant herein.

     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands the day and year first above-written.

                                         PARTICIPANT

                                         ______________________________________
                                         Participant

                                         EMPLOYER

                                         PATAPSCO BANCORP, INC.


                                         By ___________________________________
                                            Its _______________________________